FIRST EAGLE FUNDS

First Eagle High Yield Municipal Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 11, 2024
TO SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2024,
AS MAY BE SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Summary Prospectus and Prospectus each dated March 1, 2024, as may be supplemented. Please review these matters carefully.

Benchmark Index Clarification

To reflect a clerical revision and effective immediately, reference to the S&P Municipal Bond High Yield Index as an index to which the First Eagle High Yield Municipal Fund compares its performance is deleted and replaced with reference to the S&P Municipal Yield Index.

The following replaces the information with respect to the Fund under the heading “Summary Information—Investment Results” on page 114 of the Prospectus and page 5 of the Summary Prospectus:

Effective December 27, 2023, the Fund changed its name and principal investment strategy. Performance for the periods prior to December 27, 2023 shown below is based on the investment strategy utilized by the Fund at those times. The Fund compares its performance to the S&P Municipal Yield Index and S&P Municipal Bond Index, but previously only compared its performance to the Bloomberg U.S. Corporate High Yield Index.

The following replaces the information with respect to the Fund under the heading “Summary Information about the High Yield Municipal Fund—Average Annual Total Returns as of December 31, 2023” on page 116 of the Prospectus and page 6 of the Summary Prospectus:

Average Annual Total Returns as of December 31, 2023

	1 Year	5 Years	10 Years	Class R6 Inception (3/1/17)
First Eagle High Yield Municipal Fund
Class A Shares
Return Before Taxes	4.37%	2.69%	2.48%	—
Class C Shares
Return Before Taxes	7.36%	2.86%	2.19%	—
Class I Shares
Return Before Taxes	9.43%	3.92%	3.24%	—

Return After Taxes on Distributions	7.06%	1.95%	0.96%	—

Return After Taxes on Distributions and Sales of Fund Shares	5.52%	2.15%	1.43%	—
Class R6 Shares
Return Before Taxes	9.43%	3.94%	—	3.26%
S&P Municipal Yield Index (reflects no deduction for fees, expenses or taxes)	8.81%	3.39%	4.85%	3.72%

S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.03%	2.24%	3.06%	2.38%

Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	13.44%	5.37%	4.60%	4.24%

The following replaces in its entirety the information with respect to the S&P Municipal Bond High Yield Index under the heading “More Information about the Funds’ Investments—Fund Indices” on page 183 of the Prospectus:

S&P Municipal Yield Index is a market value-weighted index that seeks to provide a measure of an investing strategy used in the municipal market that allocates a different percentage to bonds rated below investment grade and non-rated bonds than to bonds rated investment grade. The S&P Municipal Yield Index, whose constituents are derived from S&P Municipal Bond Index, incorporates a strategy of proportional investing in municipal bonds that typically have higher yields than other municipal bonds. Both tax-exempt bonds and bonds subject to the Alternative Minimum Tax (AMT) are included in the Index.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2024 and the First Eagle High Yield Municipal Fund’s Summary Prospectus dated March 1, 2024, as may be supplemented. Except as noted above, no other provisions of the Prospectus or Summary Prospectus are modified by this Supplement.